YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for the Dreyfus 100% U.S. Treasury Money Market Fund for the 12-month period ended December 31, 1998. Your Fund produced a yield of 4.46% and, after taking into account the effect of compounding, the effective yield was 4.55%.*

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year, but world economic weakness generated powerful enough disinflationary forces that the Fed acted instead to ease credit beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of a financial crisis. The Latin American economies weakened in turn as the financial stresses spread throughout that region. On balance, there was a substantial weakening of the world economy over the course of 1998 moderated mainly by the American consumer's role as "spender of last resort."

A main influence on the U.S. economy during the year was the foreign financial crisis and consequent cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation left more of the growth in consumer income with which to buy goods and services. Thus, consumers benefited from a combination of good growth in income after inflation, a strong labor market, and increases in the prices of assets they owned, including bonds, stocks and real estate. In a sense, 1998 was a year of disinflationary boom in the U.S., as above-trend economic growth coincided with negligible inflation.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and
paper)    and    exports.

  Evidence of a weaker world economy accumulated during 1998 as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long Term Capital Management hedge fund crisis through early October. However, energetic steps were taken to stabilize the Japanese banks, design a support package for Brazil, ease monetary policy, and help overinvested financial institutions rebuild their cash reserves. Indications of a calming of financial fears were evident in the final months of the year. In any case, there appears to have been a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

  The global economy survived a triple financial crisis in 1998 from Japan, emerging market countries and overextended financial institutions. Excess capacity persists in many worldwide industries after years of high capital spending followed by the onset of a worldwide weakening in demand. Fortunately, the U.S. has led the world in making the transition away from the old manufacturing industries to the new growth industries, such as biotechnology, software, computer hardware and the Internet. This contributed to the favorable combination of low unemployment and low inflation in the U.S., and may yet lead toward more efficient allocation of capital elsewhere in the world.

  As 1998 ended, interest rates set by central banks remained in a downtrend in most parts of the world including Europe and the U.S. A similar trend had even begun in many emerging countries, as the stresses of financial crisis relaxed.

MARKET ENVIRONMENT/PORTFOLIO FOCUS

  The economic forces described above drove down interest rates in late summer and early fall. Later in the year there was a modest increase in rates. One of its effects was to change the yield curve from one that had been negative to a positive, sloping structure. In this normal configuration, longer-term yields exceeded those of the shorter-term instruments.

  A flight to safety by global investors was the force that drove down longer-term U.S. yields last fall. In recent weeks, investors appear to have become more confident about the economic outlook. One factor has been the rise in interest rates in Japan, which brought about some repatriation of investment funds to that country. In addition, the introduction of the Euro currency at the start of the new year, which was well received, put some downward pressure on the U.S. dollar.

Investor fears of worldwide financial turmoil seemed to have receded recently. Currently, prices and rates in the money market appear to be reacting more to underlying economic forces than to such market psychology factors. This, of course, can be constructive for investors in short-term money market instruments.

The fact that the Federal Reserve Open Market Committee lowered interest rates
three   times   between   late   September   and  year-end  has  been  a  strong
confidence-building factor in the markets. Currently, we expect the Fed to remain in a "wait and see" mode for a while.

  During the reporting period, we lengthened the average portfolio maturity, as we deemed appropriate in order to take advantage of possible declining interest rates. We will continue to monitor the market, including interest rates, in seeking investment opportunities for the Fund.

               Sincerely,



               [Patricia A. Larkin signature]


               Patricia A. Larkin

               Senior Portfolio Manager

January 13, 1999

New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

                                              Annualized
                                              Yield on
                                              Date of  Principal

U.S. Treasury Bills--27.6%                                                    Purchase            Amount              Value
---------------------------------------------------------------------------- _________      _________________ _________________
  1/14/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3.71%      $         449,000   $       448,403

  1/21/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.54             100,106,000        99,855,540

  2/4/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.44               1,402,000         1,395,158

  2/11/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.50             129,447,000       128,789,989

  3/4/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.43               4,025,000         3,994,638

  3/25/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.35              34,632,000        34,287,813

  4/1/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.69              19,406,000        19,184,286

  5/27/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.40               8,724,000         8,542,851

  6/3/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.42               1,262,000         1,238,830

  6/24/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.33               4,395,000         4,287,321

  7/22/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.32              10,090,000         9,803,866

  12/9/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.60               3,171,000         3,038,126
                                                                                                                _______________

TOTAL U.S. TREASURY BILLS (cost $314,866,821). . . . . . . . . . . . . . . .                                    $   314,866,821
                                                                                                                _______________

U.S. Treasury Notes--70.4%
----------------------------------------------

  5%, 1/31/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.12%       $      1,193,000   $     1,192,733

  5.875%, 1/31/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.33             125,000,000       125,136,297

  5%, 2/15/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.47              90,000,000        90,034,667

  8.875%, 2/15/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.53              78,000,000        78,394,255

  5.875%, 2/28/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.98             210,780,000       211,053,120

  6.25%, 3/31/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.25              52,143,000        52,385,727

  6.375%, 4/30/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.17              13,645,000        13,694,620

  6.50%, 4/30/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.43              72,000,000        72,236,577

  6.25%, 5/31/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.55              76,820,000        77,319,752

  6.375%, 7/15/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.25              25,000,000        25,106,961

  5.875%, 7/31/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.47              50,000,000        50,339,042

  6%, 10/15/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.61               8,032,000         8,112,160

                                                                                                                _______________

TOTAL U.S. TREASURY NOTES (cost $805,005,911). . . . . . . . . . . . . . . .                                    $   805,005,911
                                                                                                                _______________

TOTAL INVESTMENTS (cost $1,119,872,732). . . . . . . . . . . . . .     98.0%                                     $1,119,872,732
                                                                     _______                                    _______________

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . .      2.0%                                   $     22,710,117
                                                                     _______                                    _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    100.0%                                     $1,142,582,849
                                                                     _______                                    _______________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                   Cost              Value
                                                                                              _______________   _______________
ASSETS:                          Investments in securities--See Statement of Investments . .   $1,119,872,732    $1,119,872,732

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            7,567,955

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                           15,881,175

                                 Prepaid expenses and other assets . . . . . . . . . . . .                               93,175
                                                                                                                _______________

                                                                                                                  1,143,415,037
                                                                                                                _______________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              530,667

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                              301,521
                                                                                                                _______________

                                                                                                                        832,188
                                                                                                                _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $1,142,582,849
                                                                                                                _______________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                       $1,142,928,826

                                 Accumulated net realized gain (loss) on investments . . .                             (345,977)

                                                                                                                _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $1,142,582,849

                                                                                                                _______________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                        1,142,640,052

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                                $1.00

                                                                                                                         ______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                          $58,041,612

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .       $  5,564,881

                                 Shareholder servicing costs--Note 2(b)  . . . . . . . . .          2,465,661

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             81,133

                                 Trustees' fees and expenses--Note 2(c)  . . . . . . . . .             66,923

                                 Prospectus and shareholders' reports  . . . . . . . . . .             65,561

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             61,804

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             33,980

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             16,564
                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                            8,356,507
                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           49,685,105

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . . . . . .                             (153,399)

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $49,531,706
                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended           Year Ended
                                                                                       December 31, 1998   December 31, 1997
                                                                                       __________________   __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $     49,685,105      $    55,924,827

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .               (153,399)             (14,055)
                                                                                        _______________       ______________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .             49,531,706           55,910,772
                                                                                        _______________       ______________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (49,685,105)         (55,924,827)
                                                                                        _______________       ______________

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .          1,045,848,980        2,196,547,255

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             47,140,240           52,673,880

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,154,200,701)      (2,332,113,265)
                                                                                        _______________       ______________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . .            (61,211,481)         (82,892,130)
                                                                                        _______________       ______________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . .            (61,364,880)         (82,906,185)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,203,947,729        1,286,853,914
                                                                                        _______________       ______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $1,142,582,849       $1,203,947,729
                                                                                        _______________       ______________

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                   Year Ended December 31,
                                                                       ______________________________________________________

PER SHARE DATA:                                                    1998         1997         1996         1995          1994
                                                                  ______        ______       ______       ______       ______
   Net asset value, beginning of period  . . . . . . . . . .      $ 1.00       $  1.00      $  1.00      $  1.00      $  1.00
                                                                  ______        ______       ______       ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .045          .046         .046         .051         .033
                                                                  ______        ______       ______       ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .       (.045)        (.046)       (.046)        (.051)      (.033)
                                                                  ______        ______       ______       ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .     $  1.00       $  1.00      $  1.00      $  1.00      $  1.00
                                                                  ______        ______       ______       ______       ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .        4.55%         4.74%        4.67%        5.19%        3.38%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .         .75%          .71%         .73%         .69%         .71%

   Ratio of net investment income to average net assets  . .        4.46%         4.64%        4.55%        5.09%        3.29%

   Net Assets, end of period (000's Omitted) . . . . . . . .   $1,142,583    $1,203,948   $1,286,854   $1,310,691   $1,450,739

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus 100% U.S. Treasury Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates
and   assumptions.   Actual   results   could   differ  from  those  estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Fund received net earnings credits of $20,346 during the period ended December 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $264,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal tax purposes, as arising in fiscal 1999. If not applied, $13,000 of the carryover expires in fiscal 2003, $153,000 expires in fiscal 2004, $23,000 expires in fiscal 2005 and $75,000 expires in fiscal 2006.

At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1998, the Fund was charged $1,468,424 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $506,254 pursuant to the transfer agency agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.


DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND

   We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Money Market Fund, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York

February 5, 1999

IMPORTANT TAX INFORMATION (UNAUDITED)

   For State individual income tax purposes, the Fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended December 31, 1998 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


                                   [reg.tm logo]

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DREYFUS 100% U.S. TREASURY

MONEY MARKET FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940









Printed in U.S.A.                                             071AR9812

100% U.S. Treasury

Money Market

Fund

Annual Report

December 31, 1998